                                                                   EXHIBIT 99(a)

                        KEYCORP STUDENT LOAN TRUST 2001-A

 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: MARCH 29, 2004
                                           -------------------------------

(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                $0.00
                                                                                                           ------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                $12,216,499.43
                                                                                                           ------------------------
            ( $0.00005058592            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                  $0.00
                                                                                                           ------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:               $0.00
                                                                                                           ------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:               $11,564,373.67
                                                                                                           ------------------------
            ( $0.00003025739            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                 $0.00
                                                                                                           ------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                 $688,381.41
                                                                                                           ------------------------
            ( $0.00000285044            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                   $45,651.67
                                                                                                           ------------------------
            ( $0.00000434778            per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                $0.00
                                                                                                           ------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                $1,348,032.00
                                                                                                           ------------------------
            ( $0.00000352703            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xi) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

           (1)Distributed to Class I-A-1 Noteholders:       $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------
           (2)Distributed to Class I-A-2 Noteholders:       $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (3)Distributed to Class I-B Noteholders:         $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (4)Distributed to Class II-A-1 Noteholders:      $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
           (5)Distributed to Class II-A-2 Noteholders:      $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------
           (6)Balance on Class I-A-1 Notes:       $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

                        KEYCORP STUDENT LOAN TRUST 2001-A

 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: MARCH 29, 2004
                                           -------------------------------

           (7)Balance on Class I-A-2 Notes:                 $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (8)Balance on Class I-B Notes:                   $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (9)Balance on Class II-A-1 Notes:                $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
          (10)Balance on Class II-A-2 Notes:                $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xii)    (X)  Payments made under the Group I Cap Agreement on such date:
            ( $0.00                     with respect to the Class I-A-1 Notes,
              --------------------------
              $0.00                     with respect to Class I-A-2 Notes, and
              --------------------------
              $0.00                     with respect to Class I-B Notes), and
              --------------------------
         (Y)  payments made under the Group II Cap Agreement on such date:
            ( $0.00                     with respect to Class II-A-1 Notes and
              --------------------------
              $0.00                     with respect to the Class II-A-2 Notes); and
              --------------------------
              the total outstanding amount owed to the Cap Provider:
              $0.00                     with respect to the Group I Cap Agreement and
              --------------------------
              $0.00                     with respect to the Group II Cap Agreement.
              --------------------------

(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:            $204,591,615.91                and
                                                                                           --------------------------
         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:           $358,774,088.39
                                                                                           --------------------------

(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:            $0.00
                                                                                 --------------------------
                (2)Pool Factor for the Class I-A-1 Notes:           -
                                                                 --------------------------------
         (b)    (1)outstanding principal amount of CLASS I-A-2 Notes:            $194,091,615.91
                                                                                 --------------------------
                (2)Pool Factor for the Class I-A-2 Notes:        0.803692000
                                                                 --------------------------------
         (c)    (1)outstanding principal amount of CLASS I-B Notes:              $10,500,000.00
                                                                                 --------------------------
                (2)Pool Factor for the Class I-B Notes:          1.000000000
                                                                 --------------------------------
         (d)    (1)outstanding principal amount of CLASS II-A-1 Notes:           $0.00
                                                                                 --------------------------
                (2)Pool Factor for the Class II-A-1 Notes:          -
                                                                 --------------------------------
         (e)    (1)outstanding principal amount of CLASS II-A-2 Notes:           $358,774,088.39
                                                                                 --------------------------
                (2)Pool Factor for the Class II-A-2 Notes:       0.938707700
                                                                 --------------------------------

(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
                (1)Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was                  1.17000%
                                                                                                                     --------------
                (2)the Student Loan Rate was for Group I:        5.83424%                  and Group II:   3.22914%
                                                                 ---------------------                     ---------------

                        KEYCORP STUDENT LOAN TRUST 2001-A

 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: MARCH 29, 2004
                                           -------------------------------


 (b) Note Interest Rate for the CLASS I-A-1 Notes:               1.24000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:      1.32000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------
         (d)  Note Interest Rate for the CLASS I-B Notes:        1.72000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:     1.32000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:     1.44000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
              $260,747.99               with respect to the GROUP I Student Loans and
              --------------------------
              $452,302.05               with respect to the GROUP II Student Loans
              --------------------------
            ( $0.00000266069            per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
              $0.00000107970            per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
              $0.00002483314            per $1,000 original principal balance of Class I-B Notes,
              --------------------------
              $0.00000667112            per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
              $0.00000118342            per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
              $1,089.48                 with respect to the GROUP I Notes and
              --------------------------
              $1,910.52                 with respect to the GROUP II Notes
              --------------------------
            ( $0.00000001112            per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
              $0.00000000451            per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
              $0.00000010376            per $1,000 original principal balance of Class I-B Notes,
              --------------------------
              $0.00000002818            per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
              $0.00000000500            per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
              $0.00                     with respect to the GROUP I Student Loans
              --------------------------
              $0.00                     with respect to the GROUP II Student Loans
              --------------------------
         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     272                           $5,271,981
              61-90 Days Delinquent                     262                           $3,705,737
              91-120 Days Delinquent                    119                           $1,728,579
              More than 120 Days Delinquent             162                           $2,660,972
              Claims Filed Awaiting Payment              56                           $192,984

                   and with respect to the GROUP II Student Loans.

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     863                           $7,498,144
              61-90 Days Delinquent                     441                           $4,205,504
              91-120 Days Delinquent                    252                           $2,309,596
              More than 120 Days Delinquent             106                           $1,315,451
              Claims Filed Awaiting Payment             106                           $1,164,760


                        KEYCORP STUDENT LOAN TRUST 2001-A

 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: MARCH 29, 2004
                                           -------------------------------


(xix)    Amount in the GROUP I PRE-FUNDING Account:         $0.00
                                                            -------------------------------
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:      $0.00
                                                            -------------------------------

(xx)     Amount in the GROUP II PRE-FUNDING Account:        $0.00
                                                            -------------------------------
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:      $0.00
                                                            -------------------------------

(xxi)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                 $116,000.00
                                                                                                                ------------------

(xxii)   Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:   $0.00
                   ---------------------

(xxiii)  Amount paid to the Securities Insurer in reimbursement of all Insured
         Payments made pursuant to the Group II Notes Guaranty Insurance Policy
         $0.00
                   ---------------------

(xxiv)   (A) with respect to the GROUP I INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                   $11,553.05  ;
                                                                                                                     -------------
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                 $0.00       ;
                                                                                                                     -------------
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                $0.00          ;
                                                                                                      ---------------
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                $0.00          ;
                                                                                                      ---------------
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00                ; and
              ---------------------
         (B) with respect to the GROUP II INTEREST RATE SWAP:

             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                   $32,719.14  ;
                                                                                                                     -------------
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                 $0.00       ;
                                                                                                                     -------------
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                $0.00          ;
                                                                                                      ---------------
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                $0.00          ;
                                                                                                      ---------------
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:

              $0.00

              ---------------------

(xxv)    the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                   $0.00          ;
                                                                                                           ---------------
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                   $0.00          ;
                                                                                                           ---------------
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                    $0.00          ;
                                                                                                      ---------------
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                  $0.00          ; and
                                                                                                      ---------------
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                 $0.00          .
                                                                                                      ---------------